UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 18, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 18, 2021 (the “Effective Date”), Body and Mind Inc. (the “Company”) entered into amended and restated consulting agreements with each of Fairlawn Capital Partners Ltd. and Golden Tree Capital Corp. and an amended and restated employment agreement with Stephen ‘Trip’ Hoffman, each as described below.

Amended and Restated Consulting Agreement with Fairlawn Capital Partners Ltd. and Michael Mills

On the Effective Date, the Company, Fairlawn Capital Partners Ltd. (“Fairlawn”) and Michael Mills entered into an Amended and Restated Consulting Agreement (the “Fairlawn Agreement”), which supersedes and replaces Fairlawn’s prior Consulting Agreement dated August 21, 2019. Under the Fairlawn Agreement, Fairlawn has agreed to cause Mr. Mills to perform the duties and responsibilities normally and reasonably associated with the position of chief executive officer, in consideration of a monthly consulting fee of US$12,500 (or the Canadian dollar equivalent), payable together with any applicable goods and services taxes.

The Company may from time to time consider paying Fairlawn a bonus, the timing and amount of which remains entirely within the Company’s discretion. The Company may also grant stock options to Fairlawn (or its designee) pursuant to the Company’s 2012 Incentive Stock Option Plan; any such grant is completely within the Company’s discretion.

The Fairlawn Agreement provides that Fairlawn is entitled to reimbursement of all reasonable pre-approved travel and other out-of-pocket expenses incurred in connection with the performance of services.

The Fairlawn Agreement is for an indefinite term, subject to termination as follows:

1.	By the Company:

(a)	Termination without Cause – for any reason, without liability, except as provided in the Change of Control Termination below, upon 90 days’ written notice or payment in lieu thereof to Fairlawn;

(b)

Termination for Cause – with or without any advance notice in the event that the Company determines that the Fairlawn Agreement and Fairlawn’s services should be terminated for Cause (as defined below), which shall be effective immediately upon written notice by the Company to Fairlawn and Fairlawn’s rights to all compensation shall cease as of the date of such written notice. In such event, Fairlawn shall not be entitled to any future compensation nor shall Fairlawn by entitled to any severance pay.

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(i)

“Cause” shall mean: (i) Fairlawn’s failure to perform its duties to the standards and requirements of the Company or neglect of duties for which employed or misconduct in the performance of such duties, all of such facts to be determined by the Company in its good faith judgment; (ii) Fairlawn committing fraud, misappropriation or embezzlement; (iii) Fairlawn’s commission or conviction of, or entry of a plea of guilty, any felony or misdemeanor involving moral turpitude; (iv) Fairlawn breaching any provision of this Agreement or any of the rules, regulations, or policies of the Company; (v) the discovery that any of Fairlawn’s representations are inaccurate; (vi) Fairlawn manufacturing, distributing, dispensing, transporting, possessing or being under the influence of alcohol or illegal drugs during working hours or while on the property or in a vehicle of the Company or any affiliate of the Company; (vii) Fairlawn misusing or abusing prescription drugs during working hours or while on the property of or in a vehicle of the Company or any affiliate of the Company; (viii) Fairlawn having present in his body illegal drugs in any amount during working hours or while on the property on in a vehicle of the Company or any affiliate of the Company; (ix) and Fairlawn failing to immediately comply with a request that he submit to a drug or alcohol test after a work-related injury or accident or whenever the Company reasonably suspects that Fairlawn is in violation of (vi) through (viii) above. Upon termination of this Agreement as provided in this Section 3.1, the Agreement shall terminate and be of no further force and effect, except as provided in Section 5.3 of the Fairlawn Agreement.

(c)	immediately, without cost, charge or liability, except as provided in the Change of Control Termination below, if the Company becomes bankrupt or insolvent.

(d)	immediately, without cost, charge or liability, in the event that Mr. Mills dies or is prevented from performing his duties or fulfilling his responsibilities under the Fairlawn Agreement by reason of incapacity or disability.

2.	By Fairlawn:

(a)	At any time and at Fairlawn’s sole discretion, without cause and without any cost, charge, or liability to the Company, upon thirty (30) days’ written notice of such termination to the Company.

3.	Change of Control Termination

(a)

Notwithstanding any other provision contained herein, if Fairlawn’s engagement hereunder is terminated by Fairlawn for Good Reason or by the Company without Cause (other than on account of Mr. Mills’ death or disability), in each case within twelve (12) months following a Change in Control, Fairlawn shall be entitled to receive any accrued amounts owed under the Fairlawn Agreement and subject to Fairlawn’s compliance with Part 4 (Confidentiality; Intellectual Property; and Restrictive Covenants) of the Fairlawn Agreement Fairlawn shall be entitled to receive the following:

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(i)

a lump sum payment equal to twelve (12) months Fee for the year in which the termination occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the date of termination;

(b)	For purposes of this Agreement “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(i)	one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(ii)	one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock;

(iii)	a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iv)	the sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Internal Revenue Code.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the Term of this Agreement without Fairlawn’s written consent:

(i)	a material reduction in Fairlawn’s Fee other than a general reduction in Fee that affects all similarly situated consultant’s or Company executive’s in substantially the same proportions;

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(ii)	a relocation of Fairlawn’s principal place of engagement by more than 50 miles;

(iii)	a material, adverse change in Fairlawn’s authority, duties, or responsibilities, or reporting structure applicable to Fairlawn.

Fairlawn cannot terminate the Agreement for Good Reason unless Fairlawn has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 30 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If Fairlawn does not terminate the Agreement for Good Reason within 180 days after the first occurrence of the applicable grounds, then Fairlawn will be deemed to have waived the right to terminate for Good Reason with respect to such grounds.

Fairlawn has agreed to certain non-solicitation and no-hire covenants that will survive termination of the Fairlawn Agreement for a period of 12 months.

Amended and Restated Consulting Agreement with Golden Tree Capital Corp. and Dong H. Shim

On the Effective Date, the Company, Golden Tree Capital Corp. (“Golden Tree”) and Dong Shim entered into an Amended and Restated Consulting Agreement (the “Golden Tree Agreement”), which supersedes and replaces Golden Tree’s prior Consulting Agreement dated August 21, 2019.  Under the Golden Tree Agreement, Golden Tree has agreed to cause Mr. Shim to perform the duties and responsibilities normally and reasonably associated with the position of chief executive officer, in consideration of a monthly consulting fee of CAD$10,000 plus any goods and services taxes, if applicable.

The Company may from time to time consider paying Golden Tree a bonus, the timing and amount of which remains entirely within the Company’s discretion.  The Company may also grant stock options to Golden Tree (or its designee) pursuant to the Company’s 2012 Incentive Stock Option Plan; any such grant is completely within the Company’s discretion.

The Golden Tree Agreement provides that Golden Tree is entitled to reimbursement of all reasonable pre-approved travel and other out-of-pocket expenses incurred in connection with the performance of services.

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The Golden Tree Agreement is for an indefinite term, subject to termination as follows:

1.	By the Company:

(a)	Termination without Cause – for any reason, without liability, except as provided in the Change of Control Termination below, upon 90 days’ written notice or payment in lieu thereof to Golden Tree;

(b)	Termination for Cause – with or without any advance notice in the event that the Company determines that the Golden Tree Agreement and Golden Tree’s services should be terminated for Cause (as defined below), which shall be effective immediately upon written notice by the Company to Golden Tree and Golden Tree’s rights to all compensation shall cease as of the date of such written notice. In such event, Golden Tree shall not be entitled to any future compensation nor shall Golden Tree by entitled to any severance pay.

(i)

“Cause” shall mean: (i) Golden Tree’s failure to perform its duties to the standards and requirements of the Company or neglect of duties for which employed or misconduct in the performance of such duties, all of such facts to be determined by the Company in its good faith judgment; (ii) Golden Tree committing fraud, misappropriation or embezzlement; (iii) Golden Tree’s commission or conviction of, or entry of a plea of guilty, any felony or misdemeanor involving moral turpitude; (iv) Golden Tree breaching any provision of this Agreement or any of the rules, regulations, or policies of the Company; (v) the discovery that any of Golden Tree’s representations are inaccurate; (vi) Golden Tree manufacturing, distributing, dispensing, transporting, possessing or being under the influence of alcohol or illegal drugs during working hours or while on the property or in a vehicle of the Company or any affiliate of the Company; (vii) Golden Tree misusing or abusing prescription drugs during working hours or while on the property of or in a vehicle of the Company or any affiliate of the Company; (viii) Golden Tree having present in his body illegal drugs in any amount during working hours or while on the property on in a vehicle of the Company or any affiliate of the Company; (ix) and Golden Tree failing to immediately comply with a request that he submit to a drug or alcohol test after a work-related injury or accident or whenever the Company reasonably suspects that Golden Tree is in violation of (vi) through (viii) above. Upon termination of this Agreement as provided in this Section 3.1, the Agreement shall terminate and be of no further force and effect, except as provided in Section 5.3 of the Golden Tree Agreement.

(c)	immediately, without cost, charge or liability, except as provided in the Change of Control Termination below, if the Company becomes bankrupt or insolvent.

(d)	immediately, without cost, charge or liability, in the event that Mr. Shim dies or is prevented from performing his duties or fulfilling his responsibilities under the Golden Tree Agreement by reason of incapacity or disability.

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2.	By Golden Tree:

(a)	At any time and at Golden Tree’s sole discretion, without cause and without any cost, charge, or liability to the Company, upon thirty (30) days’ written notice of such termination to the Company.

3.	Change of Control Termination

(a)

Notwithstanding any other provision contained herein, if Golden Tree’s engagement hereunder is terminated by Golden Tree for Good Reason or by the Company without Cause (other than on account of Mr. Shim’s death or disability), in each case within twelve (12) months following a Change in Control, Golden Tree shall be entitled to receive any accrued amounts owed under the Golden Tree Agreement and subject to Golden Tree’s compliance with Part 4 (Confidentiality; Intellectual Property; and Restrictive Covenants) of the Golden Tree Agreement Golden Tree shall be entitled to receive the following:

(i)

a lump sum payment equal to twelve (12) months Fee for the year in which the termination occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the date of termination;

(b)	For purposes of this Agreement “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(i)	one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

(ii)	one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock;

(iii)	a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(iv)	the sale of all or substantially all of the Company’s assets.

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Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Internal Revenue Code.

(c)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the Term of this Agreement without Golden Tree’s written consent:

(i)	a material reduction in Golden Tree’s Fee other than a general reduction in Fee that affects all similarly situated consultant’s or Company executive’s in substantially the same proportions;

(ii)	a relocation of Golden Tree’s principal place of engagement by more than 50 miles;

(iii)	a material, adverse change in Golden Tree’s authority, duties, or responsibilities, or reporting structure applicable to Golden Tree.

Golden Tree cannot terminate the Agreement for Good Reason unless Golden Tree has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 30 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If Golden Tree does not terminate the Agreement for Good Reason within 180 days after the first occurrence of the applicable grounds, then Golden Tree will be deemed to have waived the right to terminate for Good Reason with respect to such grounds.

Golden Tree has agreed to certain non-solicitation and no-hire covenants that will survive termination of the Golden Tree Agreement for a period of 12 months.

Amended and Restated Employment Agreement with Stephen ‘Trip’ Hoffman

On the Effective Date, the Company and Stephen ‘Trip’ Hoffman entered into an Amended and Restated Employment Agreement (the “Hoffman Agreement”), which supersedes and replaces Mr. Hoffman’s prior Employment Agreement dated November 15, 2018.

The Hoffman Agreement has an indefinite term commencing retroactively on December 1, 2018. Pursuant to the terms of the Hoffman Agreement, Mr. Hoffman is to provide services as Chief Operating Officer of the Company. In consideration for such services, he is to receive a base salary of US$15,000 per month paid semi-monthly or in accordance with the payroll policies of the Company.

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Mr. Hoffman shall receive from the Company paid time off (“PTO”) in accordance with the Company’s PTO policy as shall from time to time be adopted or modified by the Company.  Mr. Hoffman is entitled to a receive all group medical benefits available generally to other employees of our Company of the same level and responsibility, pursuant to the terms and conditions of such benefits plans and programs that our Company may adopt.

The Company may from time to time consider paying Mr. Hoffman a bonus, the timing and amount of which remains entirely in the sole and absolute discretion of the Company.  The Company may also grant stock options to Mr. Hoffman pursuant to the Company’s 2012 Incentive Stock Option Plan; any such grant is completely at the sole and absolute discretion of the Company.

The Hoffman Agreement shall terminate, or may be terminated as follows:

(a)

Termination by the Company for “Cause” – with or without any advance notice in the event that the Company determines that the Hoffman Agreement and Mr. Hoffman’s services hereunder should be terminated for Cause (as defined below). Termination for Cause shall be effective immediately upon delivery of written notice thereof by the Employer to Employee and Employee’s rights to all compensation shall cease as of the date of such written notice. In such event, Employee shall not be entitled to any future compensation nor shall Employee be entitled to any severance pay.

(i)

For the purposes of the Hoffman Agreement, “Cause” shall mean: (i) Mr. Hoffman’s failure to perform his duties to the standards and requirements of the Company or neglect of duties for which employed or misconduct in the performance of such duties, all of such facts to be determined by the Company in its good faith judgment; (ii) Mr. Hoffman committing fraud, misappropriation or embezzlement; (iii) Mr. Hoffman’s commission or conviction of, or entry of a plea of guilty, any felony or misdemeanor involving moral turpitude; (iv) Mr. Hoffman breaching any provision of the Hoffman Agreement or any of the rules, regulations, or policies of the Company; (v) the discovery that any of Mr. Hoffman’s representations are inaccurate; (vi) Mr. Hoffman manufacturing, distributing, dispensing, transporting, possessing or being under the influence of alcohol or illegal drugs during working hours or while on the property or in a vehicle of the Company or any affiliate of the Company; (vii) Mr. Hoffman misusing or abusing prescription drugs during working hours or while on the property of or in a vehicle of the Company or any affiliate of the Company; (viii) Company having present in his body illegal drugs in any amount during working hours or while on the property on in a vehicle of the Company or any affiliate of the Company; (ix) and Mr. Hoffman failing to immediately comply with a request that he submit to a drug or alcohol test after a work-related injury or accident or whenever the Company reasonably suspects that Mr. Hoffman is in violation of (vi) through (viii) above. Upon termination of the Hoffman Agreement as provided in this Section 5(a)(i), the Hoffman Agreement shall terminate and be of no further force and effect, except as provided in Section 7 of the Hoffman Agreement.

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(b)	Mutual Agreement - At any time by the mutual written agreement of the parties, the Hoffman Agreement shall terminate and shall be of no further force and effect, except as provided herein and as provided in Section 7 of the Hoffman Agreement.

(c)	Death or Incapacity - In the event that Mr. Hoffman dies or is prevented from performing his duties or fulfilling his responsibilities under the Hoffman Agreement by reason of incapacity or disability, the Hoffman Agreement shall terminate and shall be of no further force and effect.

(d)	Termination by Mr. Hoffman - Unless otherwise agreed to in writing by the Company, Mr. Hoffman has the right to voluntarily terminate the Hoffman Agreement, for any reason and at any time, by providing the Company at least thirty (30) days prior written notice of such termination.

(e)	Termination by the Company – The Company has the right to terminate the Hoffman Agreement, at any time and for any reason, by providing the Company at least thirty (30) days prior written notice of such termination. In the event the Company terminates Mr. Hoffman’s employment, for any reason and at any time, his right to all compensation shall cease at the end of the 30 day notice period, except, if applicable, as provided in the section on Change of Control Termination below.

(f)	Change of Control Termination

(i)

Notwithstanding any other provision contained herein, if Mr. Hoffman’s employment hereunder is terminated by Mr. Hoffman for Good Reason or by the Company without Cause (other than on account of Mr. Hoffman’s death or disability), in each case within twelve (12) months following a Change in Control, Mr. Hoffman shall be entitled to receive the Accrued Amounts (as defined in the Hoffman Agreement) and subject to Mr. Hoffman’s compliance with the Section 6 (Change of Control Termination) and Section 7 (Covenants and Restrictions) of the Hoffman Agreement Mr. Hoffman shall be entitled to receive the following:

(A)	a lump sum payment equal to twelve (12) months base salary for the year in which the Termination Date occurs (or if greater, the year immediately preceding the year in which the Change in Control occurs), which shall be paid within thirty (30) days following the Termination Date;

(ii)	For purposes of the Hoffman Agreement “Change in Control” shall mean the occurrence of any of the following after the Effective Date:

(A)

one person (or more than one person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided that, a Change in Control shall not occur if any person (or more than one person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company’s stock and acquires additional stock;

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(B)	one person (or more than one person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company’s stock possessing 30% or more of the total voting power of the Company’s stock;

(C)	a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or

(D)	the sale of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, a Change in Control shall not occur unless such transaction constitutes a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the Company’s assets under Section 409A of the Internal Revenue Code.

(iii)	For purposes of this Agreement, “Good Reason” shall mean the occurrence of any of the following, in each case during the continuance of Mr. Hoffman’s employment hereunder without Mr. Hoffman’s written consent:

(A)	a material reduction in Mr. Hoffman’s base salary other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions;

(B)	a relocation of Mr. Hoffman’s principal place of employment by more than 50 miles;

(C)	a material, adverse change in Mr. Hoffman’s title, authority, duties, or responsibilities, or reporting structure applicable to the Company.

Mr. Hoffman cannot terminate employment for Good Reason unless the he has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 30 days of the initial existence of such grounds and the Company has had at least 30 days from the date on which such notice is provided to cure such circumstances. If Mr. Hoffman does not terminate employment for Good Reason within 180 days after the first occurrence of the applicable grounds, then Mr. Hoffman will be deemed to have waived the right to terminate for Good Reason with respect to such grounds.

The Hoffman Agreement provides that Mr. Hoffman is entitled to reimbursement of all reasonable expenses incurred in connection with the performance of his job function.

Mr. Hoffman has agreed to a certain no-hire covenant that would survive the termination of his employment for a period not exceeding one year from the date Mr. Hoffman ceases to be an employee of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: January 20, 2021	By:	/s Michael Mills
Michael Mills
President, CEO and Director

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